UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 2009


                               AngioDynamics, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                   000-50761                11-3146460
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(State or Other Jurisdiction      (Commission File           (IRS Employer
      of Incorporation)                Number)            Identification No.)


            603 Queensbury Avenue, Queensbury, New York 12804
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           (Address of Principal Executive Offices) (Zip Code)


                                 (518) 798-1215
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              (Registrant's telephone number, including area code)


    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.


      Effective September 14, 2009, David A. McDonald resigned as Sr. Vice President-Business Development of AngioDynamics.

      Mr. McDonald has agreed to provide consulting services to AngioDynamics, when and as requested, until October 31, 2009.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ANGIODYNAMICS, INC.
                                  (Registrant)



Date: September 15, 2009          By:  /s/ D. Joseph Gersuk
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                                       D. Joseph Gersuk
                                       Chief Financial Officer